                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                              --------------------
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                             ----------------------

       Date of Report (Date of earliest event reported) February 28, 2006

                           VION PHARMACEUTICALS, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                          000-26534                13-3671221
------------------------------           ---------------     ------------------
(State or Other Jurisdiction             (Commission            (IRS Employer
     of Incorporation)                   File Number)        Identification No.)

     4 Science Park, New Haven, CT                                 06511
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (203) 498-4210

                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          On February 28, 2006, the Registrant issued a press release reporting its financial results for the fourth quarter and the year ended December 31,
2005. A copy of that press release is being furnished to the Securities and
Exchange Commission pursuant to this Item 2.02 of Form 8-K and is attached hereto as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01(C)  EXHIBITS.

Exhibit 99.1        Press release dated February 28, 2006.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VION PHARMACEUTICALS, INC.

Date: March 1, 2006               By: /s/ Howard B. Johnson
                                      ------------------------------------------
                                  Name:  Howard B. Johnson
                                  Title: President and Chief Financial Officer

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                                  EXHIBIT INDEX

99.1     Press release dated February 28, 2006.